UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03189

Name of Fund:	BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock Financial Institutions Series Trust

•  BlackRock Summit Cash Reserves Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview For the 12-Month Period Ended April 30, 2022

During the 12-month period ended April 30, 2022, the U.S. unemployment rate fell from 5.8% to 3.6% while economic conditions generally improved. Coronavirus cases surged around the holiday season due to the new Omicron variant. After a strong growth rate of 6.9% in the last quarter of 2021, U.S. GDP fell 1.4% during the first quarter in 2022 as the rise in personal consumption was offset by less government spending and a wider trade deficit.

Several key barometers indicated that inflation had risen and was elevated throughout the period. The U.S. Consumer Price Index (“CPI”) reflected an annual increase of 8.3% as of April 30, 2022. Inflation dominated headlines during the second half of the period as consumers faced increasing prices everywhere stemming from global supply-chain pressures, which were exacerbated following Russia’s full-scale invasion of Ukraine in February 2022.

As was widely expected, The Federal Open Market Committee (the “FOMC” or, the “Committee”) elected to double the monthly pace of reduction of its asset purchases of Treasury and agency mortgage-backed securities at their December 2021 meeting, to $20 billion and $10 billion, respectively. The FOMC raised the range for the Federal Funds target rate, for the first time since December 2018, from 0.00% - 0.25% to 0.25% - 0.50% during its meeting on March 16, 2022. St. Louis Federal Reserve President James Bullard dissented in favor of a 0.50% increase in the target range. Prior to this, the range for the Federal Funds target rate had been 0.00% – 0.25% since FOMC slashed rates at the beginning of the pandemic in March 2020. In a statement released in conjunction with the meeting, the Committee acknowledged the “tremendous human and economic hardship” from the full-scale invasion of Ukraine by Russia and the “highly uncertain” implications of the crisis for the U.S. economy.

According to the updated “dot plot,” the median Federal Funds rate forecast accompanying the meeting, the FOMC penciled in a total of seven rate hikes over the balance of 2022, with an additional three to four hikes in 2023, and no additional hikes in 2024. Such actions if realized would bring the median Federal Funds rate above the Committee’s “longer run” estimate of the neutral level of the Federal Funds rate (or the theoretical rate that neither stimulates nor restrains economic growth). In a separate implementation note, the Fed raised both the interest rate on overnight excess reserves (“IOER”) and the offering rate on overnight reverse repurchase agreements (“RRP”) by 0.25% to 0.40% and 0.30%, respectively, thereby maintaining the current yield differential between these rates of 0.10%.

Daily utilization of the Fed’s RRP facility surged following the first adjustment in the program’s offering rate in June 2021, averaging over $1.3 trillion per day for the remainder of the period. On April 29, 2022, the RRP facility hit an all-time high with a balance of $1.91 trillion. As of April 2022, Treasury bill (“T-bill”) tenors between one-month and one-year traded between 0.29% and 2.02%. For reference, T-bills of the same tenors traded between 0.00% and 0.05% at the start of the period. Rates continuously trended higher in late 2021 into 2022 with persistently higher than expected inflation prints and market expectations of an increasingly hawkish Fed. The secured overnight financing rate (“SOFR”)—a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities — started the period at 0.05% and immediately reset to 0.30% following the March 16, 2022 FOMC rate hike.

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	BlackRock Summit Cash Reserves Fund

Investment Objective

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

Institutional	0.00%	0.00%
Investor A	0.00	0.00
Investor C	0.00	0.00

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Repurchase Agreements	40%
U.S. Government Sponsored Agency Obligations	38
U.S. Treasury Obligations	23
Liabilities in Excess of Other Assets	(1)

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,000.10	$ 0.79		$ 1,000.00	$ 1,024.00	$ 0.80		0.16%
Investor A	1,000.00	1,000.10	0.74		1,000.00	1,024.05	0.75		0.15
Investor C	1,000.00	1,000.20	0.74		1,000.00	1,024.05	0.75		0.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y / D I S C L O S U R E O F E X P E N S E S	5

Schedule of Investments April 30, 2022	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Government Sponsored Agency Obligations — 37.9%
Federal Farm Credit Banks Funding Corp. 0.07%, 08/10/22	$1,600	$1,599,962
0.33%, 02/20/24(a)	6,625	6,625,000
(Fed Funds Rate + 0.18%), 0.51%, 07/20/22(a)	5,720	5,719,877
(SOFR + 0.01%), 0.29%, 11/22/22(a)	5,170	5,169,927
(SOFR + 0.02%), 0.30%, 11/28/22(a)	7,615	7,614,890
(SOFR + 0.03%), 0.31%, 01/12/23 - 07/25/23(a)	5,115	5,114,817
(SOFR + 0.04%), 0.32%, 07/11/22 - 07/12/23(a)	3,835	3,835,220
(SOFR + 0.05%), 0.33%, 09/08/22 - 10/16/23(a)	10,595	10,595,134
(SOFR + 0.06%), 0.34%, 10/21/22 - 01/10/24(a)	8,315	8,315,434
(SOFR + 0.08%), 0.36%, 10/14/22 - 11/03/22(a)	4,460	4,460,000
(SOFR + 0.10%), 0.38%, 09/02/22(a)	730	730,000
Federal Farm Credit Discount Notes(b) 0.06%, 06/21/22	1,780	1,779,852
0.41%, 11/01/22	1,645	1,641,655
0.01%, 11/14/22	2,430	2,412,801
Federal Home Loan Bank Notes 0.06%, 05/23/22	1,820	1,819,994
0.33%, 05/24/22(b)	13,865	13,862,204
0.40%, 05/25/22(b)	5,090	5,088,703
0.41%, 05/25/22 - 06/15/22(b)	16,310	16,302,082
0.84%, 07/15/22(b)	3,260	3,254,438
0.28%, 08/19/22(a)	4,590	4,590,000
1.11%, 10/03/22(b)	1,755	1,746,817
(SOFR + 0.01%), 0.29%, 08/04/22 - 09/06/22(a)	16,290	16,290,000
(SOFR + 0.02%), 0.30%, 12/16/22 - 05/02/23(a)	10,085	10,085,000
(SOFR + 0.06%), 0.34%, 05/12/22 - 12/08/22(a)	22,265	22,265,429
(SOFR), 0.28%, 05/03/22 - 05/13/22(a)	10,200	10,200,000
Federal Home Loan Mortgage Corp. 0.13%, 07/25/22	1,660	1,660,169
(SOFR + 0.07%), 0.35%, 11/10/22(a)	1,240	1,240,000

		174,019,405

U.S. Treasury Obligations — 23.5%
U.S. Cash Management Bills(b) 0.13%, 05/03/22	415	414,999
0.28%, 05/31/22	1,690	1,689,619
0.52%, 07/05/22	10,275	10,265,593
0.82%, 08/02/22	6,190	6,177,266
0.98%, 08/16/22	10,000	9,971,586
1.13%, 08/30/22	6,275	6,251,976
U.S. Treasury Bills(b) 0.12%, 05/03/22	165	164,999

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bills(b) (continued) 0.13%, 05/03/22 - 06/16/22	$10,625	$10,624,077
0.21%, 05/10/22	4,845	4,844,779
0.28%, 05/10/22 - 05/31/22	1,425	1,424,869
0.15%, 06/23/22	5,230	5,228,905
0.16%, 06/23/22	2,585	2,584,403
0.22%, 07/07/22	2,740	2,738,895
0.39%, 07/28/22	1,080	1,079,008
0.78%, 08/18/22	1,285	1,282,032
0.68%, 09/01/22	2,910	2,903,393
0.08%, 09/08/22	1,362	1,361,634
0.71%, 09/08/22	175	174,561
0.72%, 09/08/22	13,000	12,966,926
0.83%, 09/15/22	2,215	2,208,138
0.89%, 09/22/22	1,775	1,768,866
1.07%, 09/29/22	1,635	1,627,847
1.13%, 10/06/22	3,442	3,425,039
0.40%, 12/29/22	540	538,590
0.64%, 01/26/23	2,065	2,055,279
1.17%, 02/23/23	1,835	1,817,666
U.S. Treasury Floating Rate Note, (3 mo.Treasury money market yield + 0.05%), 0.94%, 01/31/23(a)	5,000	5,000,000
U.S. Treasury Notes 2.13%, 05/15/22	630	630,461
0.13%, 06/30/22	335	335,029
1.63%, 12/15/22	1,000	1,001,684
2.63%, 02/28/23	4,065	4,108,670
1.50%, 03/31/23	1,345	1,341,801

		108,008,590

Total Short-Term Securities —61.4% (Cost: $282,027,995)		282,027,995

Total Repurchase Agreements — 39.9% (Cost: $183,000,000)		183,000,000

Total Investments — 101.3% (Cost: $465,027,995(c))		465,027,995
Liabilities in Excess of Other Assets — (1.3)%		(5,759,403)

Net Assets — 100.0%		$459,268,592

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.
(c)	Cost for U.S. federal income tax purposes.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Summit Cash Reserves Fund

Repurchase Agreements

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

BNP Paribas S.A.	0.27%	04/29/22	05/02/22	$40,000	$40,000	$ 40,000,900	U.S. Treasury Obligation, 0.00% to 7.63%, due 11/15/22 to 2/15/50	$ 47,731,836	$40,800,000
BofA Securities, Inc.	0.28	04/29/22	05/02/22	5,000	5,000	5,000,117	U.S. Treasury Obligation, 0.63%, due 4/15/23	4,317,200	5,100,004
	0.30	04/29/22	05/02/22	20,000	20,000	20,000,500	U.S. Government Sponsored Agency Obligation, 1.50% to 4.50%, due 3/20/37 to 4/20/49	76,627,785	20,400,000

Total BofA Securities, Inc.					$25,000				$25,500,004

J.P. Morgan Securities LLC	0.30	04/29/22	05/02/22	35,000	35,000	35,000,875	U.S. Treasury Obligation, 0.00% to 0.50%, due 5/24/22 to 5/31/27	37,166,100	35,700,075
Mizuho Securities USA, Inc.	0.30	04/29/22	05/02/22	39,000	39,000	39,000,975	U.S. Treasury Obligation, 0.13% to 2.88%, due 10/31/22 to 10/31/25	40,189,800	39,780,026
TD Securities (USA) LLC	0.28	04/29/22	05/02/22	44,000	44,000	44,001,026	U.S. Treasury Obligation, 0.63% to 1.38%, due 12/31/27 to 2/15/31	50,345,900	44,880,040

					$183,000				$186,660,145

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$183,000,000	$—	$183,000,000
U.S. Government Sponsored Agency Obligations	—	174,019,405	—	174,019,405
U.S. Treasury Obligations	—	108,008,590	—	108,008,590

	$—	$465,027,995	$—	$465,027,995

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets and Liabilities

April 30, 2022

BlackRock Summit Cash Reserves Fund

ASSETS
Investments, at value — unaffiliated(a)	$282,027,995
Cash	561,752
Repurchase agreements, at value(b)	183,000,000
Receivables:
Capital shares sold	890,430
Interest — unaffiliated	85,946
Prepaid expenses	57,480

Total assets	466,623,603

LIABILITIES
Payables:
Investments purchased	6,251,976
Accounting services fees	11,389
Capital shares redeemed	877,139
Custodian fees	10,680
Income dividend distributions	8
Investment advisory fees	108,991
Trustees’ and Officer’s fees	1,480
Other accrued expenses	16,880
Professional fees	51,394
Transfer agent fees	25,074

Total liabilities	7,355,011

NET ASSETS	$459,268,592

NET ASSETS CONSIST OF
Paid-in capital	$459,263,321
Accumulated earnings	5,271

NET ASSETS	$459,268,592

(a) Investments, at cost — unaffiliated	$282,027,995
(b) Repurchase agreements, at cost	$183,000,000

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

April 30, 2022

BlackRock Summit Cash Reserves Fund

NET ASSET VALUE
Institutional

Net assets	$101,901,374

Shares outstanding	101,943,548

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$356,419,188

Shares outstanding	356,566,593

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$948,030

Shares outstanding	948,422

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended April 30, 2022

BlackRock Summit Cash Reserves Fund

INVESTMENT INCOME
Interest — unaffiliated	$496,092

Total investment income	496,092

EXPENSES
Investment advisory	2,110,536
Transfer agent — class specific	144,788
Registration	90,840
Accounting services	23,156
Custodian	20,398
Trustees and Officer	8,585
Distribution — class specific	6,348
Miscellaneous	160,142

Total expenses	2,564,793
Less:
Fees waived and/or reimbursed by the Manager	(1,983,788)
Distribution fees waived and/or reimbursed — class specific	(6,348)
Transfer agent fees waived and/or reimbursed — class specific	(125,641)

Total expenses after fees waived and/or reimbursed	449,016

Net investment income	47,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	9,033

Net realized and unrealized gain	9,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,109

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund

	Year Ended April 30,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,076	$17,279
Net realized gain	9,033	1,617

Net increase in net assets resulting from operations	56,109	18,896

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(8,045)	(32,481)
Investor A	(62,604)	(148,560)
Investor C	(194)	(481)

Decrease in net assets resulting from distributions to shareholders	(70,843)	(181,522)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	24,251,766	(70,239,724)

NET ASSETS
Total increase (decrease) in net assets	24,237,032	(70,402,350)
Beginning of year	435,031,560	505,433,910

End of year	$459,268,592	$435,031,560

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund

	Institutional

					Period from
	Year Ended April 30,				07/15/19	(a)
	2022		2021		to 04/30/20

Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0001		0.0000	(b)	0.0098
Net realized and unrealized gain	0.0000	(b)	0.0003		0.0000	(b)

Net increase from investment operations	0.0001		0.0003		0.0098

Distributions(c)
From net investment income	(0.0001)		(0.0000	)(d)		(0.0098)
From net realized gain	(0.0000	)(d)	(0.0003)		(0.0000	)(d)

Total distributions	(0.0001)		(0.0003)			(0.0098)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Return(e)
Based on net asset value	0.01%		0.03%		0.98	%(f)

Ratios to Average Net Assets
Total expenses	0.60%		0.61%		0.64	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.12%		0.17%		0.42	%(g)(h)

Net investment income	0.00	%(i)	0.00	%(i)	1.20	%(h)

Supplemental Data
Net assets, end of period (000)	$101,901		$87,699		$97,718

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.62% and 0.39% for the period ended 04/30/2020, respectively.

(h)	Annualized.
(i)	Amount is less than 0.005%.

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund (continued)

	Investor A

	Year Ended April 30,

	2022		2021		2020		2019		2018

Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0002		0.0000	(a)	0.0142		0.0135		0.0025
Net realized and unrealized gain	0.0000	(a)	0.0003		0.0000	(a)	0.0000	(a)	0.0001

Net increase from investment operations	0.0002		0.0003		0.0142		0.0135		0.0026

Distributions(b)
From net investment income	(0.0002)		(0.0000	)(c)	(0.0142)		(0.0135)		(0.0025)
From net realized gain	(0.0000	)(c)	(0.0003)		(0.0000	)(c)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0002)		(0.0003)		(0.0142)		(0.0135)		(0.0026)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.02%		0.04%		1.43%		1.35%		0.26%

Ratios to Average Net Assets
Total expenses	0.61%		0.60%		0.64	%(e)	0.82	%(e)	0.93%

Total expenses after fees waived and/or reimbursed	0.10%		0.17%		0.42	%(e)	0.52	%(e)	0.93%

Net investment income	0.01%		0.00	%(f)	1.36%		1.86%		0.25%

Supplemental Data
Net assets, end of year (000)	$356,419		$346,281		$405,760		$319,960		$45,365

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.61% and 0.40% for the year ended 04/30/20, respectively, and 0.72% and 0.42% for the year ended 04/30/19, respectively.

(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund (continued)

	Investor C

							Period from
	Year Ended April 30,						08/10/18	(a)

	2022		2021		2020		to 04/30/19

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0002		0.0000	(b)	0.0075		0.0058
Net realized and unrealized gain	0.0000	(b)	0.0003		0.0000	(b)	0.0000	(b)

Net increase from investment operations	0.0002		0.0003		0.0075		0.0058

Distributions(c)
From net investment income	(0.0002)		(0.0000	)(d)	(0.0075)			(0.0058)
From net realized gain	(0.0000	)(d)	(0.0003)		(0.0000	)(d)	(0.0000	)(d)

Total distributions	(0.0002)		(0.0003)		(0.0075)			(0.0058)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total Return(e)
Based on net asset value	0.03%		0.04%		0.75%		0.58	%(f)

Ratios to Average Net Assets
Total expenses	1.46%		1.38%		1.52	%(g)	1.47	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.10%		0.20%		0.90	%(g)	1.20	%(g)(h)

Net investment income	0.02%		0.00	%(i)	0.51%		1.25	%(h)

Supplemental Data
Net assets, end of period (000)	$948		$1,052		$1,956		$651

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.49% and 0.87% for the year ended 04/30/20, respectively, and 1.38% and 1.11% for the period ended 04/30/19, respectively.

(h)	Annualized.
(i)	Amount is less than 0.005%.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.   ORGANIZATION

BlackRock Financial Institutions Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Summit Cash Reserves Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Investor A Shares are generally available through financial intermediaries. Investor C Shares are available only through exchanges and dividend and capital gain reinvestments by current holders. Investor C Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of the Fund’s net assets.

For the year ended April 30, 2022, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursements were $1,038.

Distribution Fees:

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Distribution Fees

Investor C	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended April 30, 2022, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Investor C

Distribution fees — class specific	$6,348

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Fund Name	Investor A	Investor C	Total

BlackRock Summit Cash Reserves Fund	$8,739	$118	$8,857

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended April 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total

Transfer agent fees — class specific	$29,371	$114,217	$1,200	$144,788

Other Fees: For the year ended April 30, 2022, affiliates received CDSCs of $20,166 for Investor A Shares.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Share Class	Expense Limitation

Institutional	0.42%
Investor A	0.42
Investor C	1.17

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2022, the Manager waived and/or reimbursed $632,190 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed are included in distribution fees waived and/or reimbursed — class specific and transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended April 30, 2022, class specific expense waivers and/or reimbursements are as follows:

				Investor C

Distribution fees waived and/or reimbursed — class specific				$1,559

	Institutional	Investor A	Investor C	Total

Transfer agent fees waived and/or reimbursed — class specific	$15,019	$66,851	$978	$ 82,848

The Manager and BRIL have also voluntarily agreed to waive a portion of their respective management, investment advisory and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager, distribution fees waived and/or reimbursed — class specific and transfer agent fees waived and/or reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the year ended April 30, 2022, the amounts waived and/or reimbursed were as follows:

	Institutional	Investor A	Investor C	Total

Transfer agent fees waived and/or reimbursed — class specific	$2,697	$39,874	$222	$42,793

Investor C

Distribution fees waived and/or reimbursed — class specific	$4,789

Fees waived and/or reimbursed by the Manager	$1,351,598

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.  INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Year Ended 04/30/21

BlackRock Summit Cash Reserves Fund
Ordinary income	$ 70,843	$ 181,522

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income

BlackRock Summit Cash Reserves Fund	$5,271

7.   PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

8.   CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares for each class were as follows:

Share Class	Year Ended 04/30/22	Year Ended 04/30/21

Institutional
Shares sold	70,750,432	54,042,310
Shares issued in reinvestment of distributions	7,891	32,037
Shares redeemed	(56,549,307)	(64,060,673)

	14,209,016	(9,986,326)

Investor A
Shares sold	146,511,218	179,898,533
Shares issued in reinvestment of distributions	61,245	145,119
Shares redeemed	(136,426,020)	(239,393,188)

	10,146,443	(59,349,536)

Investor C
Shares sold	752,536	1,371,921
Shares issued in reinvestment of distributions	178	460
Shares redeemed	(856,407)	(2,276,243)

	(103,693)	(903,862)

	24,251,766	(70,239,724)

As of April 30, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 50,000 Investor C Shares of the Fund.

9.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Summit Cash Reserves Fund and the Board of Trustees of BlackRock Financial Institutions Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust (the “Fund”), including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2022:

Fund Name	Interest Dividend

BlackRock Summit Cash Reserves Fund	$47,076

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2022:

Fund Name	Federal Obligation Interest

BlackRock Summit Cash Reserves Fund	$29,629

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BlackRock Summit Cash Reserves Fund	$ 47,076	$9,033

I M P O R T A N T T A X I N F O R M A T I O N	21

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	29 RICs consisting of 163 Portfolios	None

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	29 RICs consisting of 163 Portfolios

Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information  (continued)

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Fund.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Fund and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Fund.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information  (continued)

BlackRock Privacy Principles (continued)

information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-04/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$27,234	$26,967	$0	$0	$9,500	$9,500	$420	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$9,920	$9,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End

$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Financial Institutions Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Financial Institutions Series Trust

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Financial Institutions Series Trust

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Financial Institutions Series Trust

Date: June 28, 2022